                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


                                                                   Exhibit 10.26

                                                                     Final Draft

          Ancillary Know-How Supplemental License Agreement No. 05-031

                                       To

          Hardware, Material, Services General Terms Agreement No. MWS

                                     Between

                               The Boeing Company

                                       And

                       Mid-Western Aircraft Systems, Inc.

                        Entered into as of June 16, 2005

This Ancillary Supplemental License Agreement (SLA) incorporates the terms and conditions of the HMSGTA. All capitalized terms used but not defined in this SLA have the same meaning as in the HMSGTA. Notwithstanding the phrase "Supplemental License Agreement" as defined in the HMSGTA, the term "SLA" used herein applies to this specific agreement.

Boeing has entered into an Asset Purchase Agreement (the "APA") with Customer, dated as of February 22, 2005 pursuant to which Boeing will sell, and Customer will purchase, the Wichita Business. As of the date of Closing the Boeing employees which will become Customer employees after Closing have Know-How relative to the Wichita Business.

Accordingly, Boeing and Customer agree as follows:

Boeing hereby grants to Customer the right to use the Know-How, in accordance with the terms and conditions of this SLA and HMSGTA.

BOEING MANAGEMENT COMPANY                 MID-WESTERN AIRCRAFT SYSTEMS, INC.

Signature: /s/ Bryan Gerard               Signature: /s/ Seth Mersky
           ---------------------------               ---------------------------

Printed Name: Bryan Gerard                Printed Name: Seth Mersky

Title: Director-New Business Ventures     Title: President

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
                    Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].


1.    DEFINITIONS.

      The following capitalized term and definition is used and not otherwise defined in this SLA:

      "Know-How" means the knowledge and experience of a technical, commercial, administrative, or financial nature which has been practically applicable in operating the Boeing Wichita Site business up to the date hereof, whose application is not protected by means of patents, and specifically excludes Proprietary Information and Proprietary Materials.

2.    LICENSE GRANT.

      2.1 Boeing hereby grants to Customer a non-exclusive, perpetual, fully-paid, irrevocable, worldwide license to use Know-How, for any purpose whatsoever.

      2.2 Notwithstanding Part 1 Article 17 - Term - of the HMSGTA, if the HMSGTA is terminated by Boeing for any reason other than its Part 1 Article 14 - Termination for Insolvency - during the term of this SLA, the parties agree that the SLA shall continue under the terms of the HMSGTA.

3.    ROYALTIES

      This license is a [*****] license.

4.    CONFIDENTIAL TREATMENT.

            Customer understands that certain commercial and financial information contained in this SLA are considered by Boeing as confidential. Customer will treat this SLA and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this SLA or any information contained herein to any other person or entity.

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